Solutions to DRIVE Productivity Investor Day September 13, 2016 Exhibit 99

2 Solutions to DRIVE Productivity Welcome & Introduction Christina Kmetko Investor Relations

Solutions
to DRIVE
Productivity
Safe Harbor Statement & Disclosure
This
presentation
includes
forward-looking
comments
subject
to
important
risks
and
uncertainties.
Any
and
all
statements regarding Hyster-Yale’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as
“anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions
are
forward-looking
statements.
Such
statements
are
inherently
uncertain,
and
readers
must
recognize
that actual results may differ materially from the expectations of Hyster-Yale’s management. The Company does not undertake a duty to update such forward-looking statements.
This presentation may also contain financial measures that do not conform with accounting principles generally accepted in the United States of America (GAAP).
Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling
financial
measures
to
GAAP.
Past
performance
may
not
be
representative
of
future
results.
This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

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Today’s Presenters
Christina Kmetko
Investor Relations
Alfred Rankin
Chairman, President and Chief Executive Officer,
Hyster-Yale Materials Handling
Colin Wilson
President
and
Chief
Executive
Officer,
Hyster-Yale
Group
Rajiv Prasad
Senior
Vice President, Global Product Development,
Manufacturing and Supply Chain Strategy
Jon Taylor
President
and
Chief
Executive
Officer
of
Nuvera
Fuel
Cells
Roberto Scotti
President and Chief Executive Officer of Bolzoni
Ken Schilling
Senior Vice President and Chief Financial Officer

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Agenda
9:00 -
9:05
Welcome and Introduction
9:05 –
9:25
Our Business
9:25 –
9:55
Our Markets and Growth Strategies
9:55 –
10:30
Our Products, Technologies, Supply Chain & Manufacturing
10:30 –
10:35
Share Gain Summary
10:35 –
11:00
Questions
11:00 –
11:30
Nuvera
11:30 –
11:55
Bolzoni
11:55 –
12:15
Financial Overview & the
Path to Target Economics
12:15 –
12:20
Our Long-Term View
12:20 –
1:00
Questions & Lunch

6 Solutions to DRIVE Productivity investor@hyster-yale.com 6 E-mail for Questions Submitted by Webcast Audience

Solutions to DRIVE Productivity Our Business Alfred Rankin Chairman, President and Chief Executive Officer Hyster-Yale Materials Handling Chairman Hyster -Yale Group 7

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Our Businesses
Our Core Lift Truck Business
Organic growth driven by market share gain
Our Hydrogen Power Business
Rapid growth in emissions-free customer applications
Our Attachment Business
Growth through targeting new geographic markets

9 Solutions to DRIVE Productivity Our Products & Solutions Lift Trucks Aftermarket Parts Attachments Hydrogen Power Financing Telematics Fleet Management

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Hyster-Yale at a Glance
Hyster-Yale Materials Handling, Inc. (NYSE:HY) designs, engineers, manufactures, sells and services a comprehensive line of lift trucks, aftermarket parts and attachments.
_____________________
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 151.
(2)
Bolzoni’s
LTM sales are converted from euros to U.S. dollars based on HY’s average conversion rates for the respective periods.
Key Metrics
In
millions (except employee data)
LTM 6/30/16
FY 2015
Lift Trucks
Nuvera
Bolzoni
Revenue
$2,506.6
$1.4
€138.3
Net Income (loss)
$72.4
$(16.1)
€4.8
EBITDA
(1)
$134.8
$(25.7)
€14.4
ROTCE
(1)
(Net debt basis)
20.6%
n/m
8.3%
Net Debt (cash) at end of period
$34.5
$(1.3)
€28.8
Approximate # of Employees (globally)
5,300
200
800
Q2 2016 Sales by Segment
LTM 6/30/16 Sales by Segment
(2)
Separate lift truck, attachment and hydrogen power solution segments
Americas
63.8%
EMEA
24.1%
JAPIC
6.1%
Bolzoni
6.0%
Nuvera
0.0%
Americas
64.9%
EMEA
22.8%
JAPIC
6.6%
Bolzoni
5.7%
Nuvera
0.0%

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Hyster-Yale’s Global Footprint
Ramos Arizpé, Mexico
Fabrication Manufacture
Sulligent, Alabama
Component Manufacture
Berea, Kentucky
Lift Truck Manufacture
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture;
Warehouse Development Center
Cleveland, Ohio
Corporate
Headquarters
Danville, Illinois
Parts Distribution Center
Charlotte, North Carolina
Experience Center
Barueri, Brazil
Brazil Marketing and
Administration Center
Itu, Brazil
Lift Truck Manufacture;
Parts Distribution Center
Craigavon, N. Ireland
Lift Truck Manufacture
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development
Center; Parts Distribution Center
Masate, Italy
Lift Truck Manufacture
Shanghai, China (JV)
Lift Truck Manufacture;
Parts Distribution; China
Marketing and
Administration Center
Obu, Japan (JV)
Lift Truck Manufacture;
Parts Distribution
Cavite, Philippines (JV)
Fabrication Manufacture
Irvine, Scotland
European Administration Center
Hanoi, Vietnam (JV)
Component Manufacture
Sydney, Australia
Division Headquarter;
Parts Distribution
Pune, India
Engineering, Supply
Chain
and Marketing Center
Frimley, UK
Division Headquarters;
Engineering Concept Center
Kuala Lumpur, Malaysia
Asia Support Office
Hefei, China
Supply Chain
Center
Fairview, Oregon
Counterbalanced
Development Center;
Administration Center
San Donato, Italy
Hydrogen Products
Research and Development
Billerica, Massachusetts
Hydrogen Products
Headquarters; Hydrogen
Products Research and
Development; Hydrogen
Products Manufacture
Homewood, Illinois
Attachment Manufacture
Piacenza, Italy
Bolzoni
Headquarters; Attachment,
Lift Table and Fork Manufacture
Järvenpää, Finland
Attachment
Manufacture
Salzgitter, Germany
Attachment Manufacture
Wuxi, China
Attachment Manufacture
Hebei, China
Fork Manufacture
Pointe-Claire,
Canada
Commercial
Subsidiary
Prestons, Australia
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Montcarda/Reixac, Spain
Commercial Subsidiary
Forbach, France
Commercial Subsidiary
Prato, Italy
Commercial Subsidiary
Lublin, Poland
Commercial Subsidiary
Moscow, Russia
Commercial
Subsidiary
Korschenbroich,
Germany
Commercial Subsidiary
Gävle, Sweden
Commercial
Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Lift Truck Business locations
Nuvera  Business locations
Bolzoni
Business locations
Global Headquarters
LEGEND:

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Lift Truck Overview and Sources of Revenue
2015 Worldwide Sales by Product
_____________________
(1)
Represents Hyster-Yale North American unit shipments by industry.
(2)
Includes Big Truck sales that represent 12.3% of total sales.
A leading global lift truck manufacturer in terms of units sold
2015 Retail Shipments by End Market
(1)
#3
Globally in 2015
Large installed base
that drives parts sales
Over 830,000 units worldwide
HY sales of 86,900 units
in 2015
81,500 units sold -
produced in HY
plants
5,400 units sold –
produced
by JV or
other third parties
Additional >4,700 units
sold
in Japan in 2015
Direct sales by JV partner
Manufacturing
23%
Wholesale
Distribution
13%
Food & Beverage
12%
Rental
9%
Home Centers/
Retail
18%
Freight & Logistics
11%
Paper
5%
Other
9%
Internal
Combustion
Engine Units
(2)
52%
Electric Units
30%
Parts
13%
Other
5%

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Five Key Perspectives to Emphasize Today
Global
market
unit
levels
expected
to
be
relatively
stable
at
a
high
level
for
next
few
years
7%
operating
margin
at
properly
balanced
HY
115,000
units
in
this
cycle
remains
HY
Lift
Truck
business
target
Current external environment for HY Lift Truck business is challenging
Programs
needed
to
achieve
Lift
Truck
business
target
in
place;
timing
of
results
cannot
be
forecast
with
specificity
Recent
acquisitions
reinforce
position
in
Lift
Truck
business
and
speed
achievement
to
targeted
115,000
units

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Our Agenda and Presenters Today
Alfred Rankin
Introductory outline
Colin Wilson
Market perspective and outline of programs to achieve Lift Truck business target of 115,000 units
Rajiv Prasad
Detail of products and technology, supply chain and manufacturing program elements of growth strategy
Colin Wilson
Outline of how programs come together for Lift Truck business share gain
Jon Taylor
Nuvera's
programs and growth objectives
Roberto Scotti
Introduction
to
Bolzoni
and
role
of
Attachment
business
in
our
growth
plan
Ken Schilling
Financial perspective on current financial position, 115,000 unit target economics and path to target
Alfred Rankin
Concluding
remarks

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Market
Expected to Be Relatively Stable at a High Level
(units in thousands)
Moderate Growth in Global Lift Truck Industry
North America Retail Lift Truck Below Peak Trend
_____________________
Trend line represents 4.1% long-term CAGR Average Industry Size. Source:  WITS.  Represents order intake.
Growth in Europe
Weak Brazil market
North America at new peak
Recovery in China
Warehouse product growth
Decline in Middle East & Africa markets
Decline in demand for Big Trucks
Mix Shift from ICE to Electric
0
300
600
900
1,200
2008
2009
2010
2011
2012
2013
2014
2015
LTM  Q2
2016
Long
-term CAGR (2004 –
2015) = 4.1
%
Source: ITA Represents order intake.
Market Factors Affecting Growth

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However, HY Faces Headwinds and Challenges Near Term
Key Market Uncertainty
Brazil, Turkey &
South Africa
Currency
Strong U.S. Dollar
Commodity Prices
Fluctuating/Moving Up
Shifting Product Mix
ICE to Electric
Customer Mix Changing
Investments in Share Gain
Programs

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($ in millions)
2.9% Gap
Prior Cycle Market Peak
These Factors are Having an Impact on HY’s Near-Term Lift Truck Profitability
7% OPERATING PROFIT MARGIN TARGET
2.0% Gap
$57.5
$128.1
$102.7
2.1%
5.0%
4.1%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$20.0
$45.0
$70.0
$95.0
$120.0
$145.0
2007
2015
LTM 2016

18 Solutions to DRIVE Productivity Operating profit margin With adequate volume growth, the Lift Truck business can achieve We are Committed to Our Lift Truck Target Margin

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The Economy of Scale Logic of Hyster-Yale’s Economic Engine….
Geographic
and Product
Balance
Worldwide Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale
Design
Component
Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
…is key to driving from current level to 7% target margin

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Volume of 115,000 Units from HY Factories Required to Achieve 7% Target
8,000
Class 1 and 2 trucks
12,000
Class 3 trucks
13,000
Class 4 and 5 trucks
500
Big Trucks
Additional units to fill each assembly line
33,500
additional units needed to achieve target
Note: 115,000 units does not include volume from non-HY manufacturing plants

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The addition of 33,500 trucks…
Increasing unit product profit
Decreasing manufacturing variances
Leveraging relatively stable SG&A
…should increase operating profits to target levels by:

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–
Understand Customer Needs
–
Low Cost of Ownership
–
Growth in Warehouse
–
Growth in Big Truck Business
–
Succeed in Asia
–
Strengthen Sales and Marketing
–
Enhance Independent Distribution
–
Solutions and Technology Drivers
Core Strategies for Achieving Target are in Place

Solutions
to DRIVE
Productivity
•
Able to meet customers needs globally
•
Global economies of scale
•
Young/ fresh product line
•
Broad array of power options,
including hydrogen
•
Broad range of attachments
•
Source of aftermarket profitability
•
Barrier to entry
Global
Full Product Line
Field Population
Dealer Relationships
•
Independent distribution model
•
Exclusive distribution
•
Combine OEM excellence with entrepreneurial
distribution focused on customer
•
Long-term
relationships
•
Able to meet most needs
•
National Account programs
Customer Relationships
•
High performance metrics
•
Large fleet program
Aftermarket Support
Employee Relationships
•
Engaged workforce
•
Experienced leadership
•
Equal treatment
Deployed in Combination with Our Competitive Advantages…

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Timing of Reaching Target Cannot Be Predicted with Specificity
Developing relationships with new customers takes time
New customers often test and phase in products
New dealers and dealer improvement programs take time
New products take time to reach full acceptance
All
projects
tracked
–
at
different
stages
of
maturity
Our objective is to sell 115,000 HY-plant units in 2018,
but a more realistic timeframe may be 2019 -
2020

Solutions
to DRIVE
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by selling and
producing
115,000
HY-plant trucks
In Summary, Over the Next Few Years….
Get to
approximately
$3.6 billion
HY Lift Truck
segment
revenue
irrespective of
industry size
to
Fill existing
assembly
line
capacity
through
Significant
share
growth
Which
leverages
Technology
accelerators
and business
acquisitions

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HY Path for Future Growth Includes Other Important Elements…
Through Core Lift Truck
Business Share Gain
Through
Acquisition
Through
Partnership
Through Investment
in New Technologies

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Expected to move from significant loss to
significant profitability in long-term, with
quarterly breakeven target sometime in 2018
With Lift Truck Performance Supplemented by Recent Acquisitions….
Expected to develop into larger, long-term
business through growth in lower share markets
and integration of sourcing for Lift Truck business

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INTEGRITY
INTEGRITY
To be a leading globally
integrated designer,
manufacturer and
marketer of a complete
range of high-quality,
application-tailored lift
trucks, attachments and
alternative power
solutions, offering the
lowest cost of ownership,
outstanding parts and
service support and the
best overall value.
CUSTOMER
DRIVEN
CUSTOMER
DRIVEN
SUCCESS
THROUGH
PEOPLE
SUCCESS
THROUGH
PEOPLE
RESULTS
ORIENTED
RESULTS
ORIENTED
QUALITY
QUALITY
CORPORATE
CITIZENSHIP
CORPORATE
CITIZENSHIP
CONSTRUCTIVE
CHANGE
CONSTRUCTIVE
CHANGE
Objective is to do this in a Manner Consistent with…

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And Consistent with Our Long-Term Philosophy
Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder value

Solutions to DRIVE Productivity Our Markets and Growth Strategies Colin Wilson President and Chief Executive Officer Hyster-Yale Group 30

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Hyster-Yale is a Full-Line Lift Truck Supplier…
Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion Engine
(cushion tire)
Internal
Combustion Engine
(pneumatic tire)
Electric
CB
3 wheel Electric
4 wheel Electric
Pallet Trucks
Stackers
Very Narrow
Aisle Trucks
Order Pickers
Reach Trucks
Internal
Combustion
Engine
ICE CB
Laden Container
Handlers
Big Trucks
Empty Container
Handlers
Forklifts
Reach Stackers
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
1.0T to 5.5T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
Warehouse Equipment
Over 260 different truck models available

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…with a Full Range of Power Options…
Electric
Counterbalanced
Rider Trucks
Electric
Narrow Aisle
Trucks
Electric
Hand
Trucks
Internal
Combustion Engine
(cushion tire)
Internal Combustion
Engine
(pneumatic tire)
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
Lead Acid
Battery
Fuel Cell
Engine
LPG & Bi-fuel
Diesel Tier 3
/ Stage III
LPG & CNG
Diesel Tier 4
/ Stage IV
Lithium Ion
Battery

33 Solutions to DRIVE Productivity …and with a Broad Range of Attachments… Clamps Multipallets Rotators Sideshifters Fork Positioners Push Pulls Lifting Tables Forks

34 Solutions to DRIVE Productivity …Offering a Broad Range of Solutions…

Solutions to DRIVE Productivity …Enabled by an Advanced Technology Infrastructure 35

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Lift Truck Unit Class Shipments
Industry Units
by Geography
_____________________
Source: Company: LTM 6/30/16 Units Shipped
Note:  Units sold direct by SN JV are not included
HY Lift Truck
Units Sold
by Geography
_____________________
Source: WITS.  LTM 6/30/16 Orders Reports.
_____________________
Source: WITS.  LTM 6/30/16 Orders Reports.
ICE = Internal Combustion Engine
_____________________
Source: Company: LTM 6/30/16 Units Shipped
Note:  Units sold direct by SN JV are not included
ICE = Internal Combustion Engine
Industry Units
by Class
HY Lift Truck
Units by Class
Europe
34%
China
22%
Americas
25%
Japan
7%
Asia
Pacific
8%
Middle
East &
Africa
4%
Class 1
Electric
18%
Class 2
Electric
10%
Class 3
Electric
34%
Class 4
ICE
3%
Class 5
ICE
35%
Class 1
Electric
20%
Class 2
Electric
9%
Class 3
Electric
31%
Class 4
ICE
11%
Class 5
ICE
29%
Americas
65%
EMEA
28%
Asia-Pacific/
Japan
4%
China 3%

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Lift Truck Unit Class Revenue
_____________________
Source: Internal Company estimates
Estimated Industry
Revenue Mix
Industry Unit
Revenue by Class
HY Lift Truck Unit
Revenue by Class
Class 1
Electric
19%
Class 2
Electric
12%
Class 3
Electric
9%
Class 4
ICE 5%
Class 5
ICE
55%
Class 1 Electric
20%
Class 2 Electric
9%
Class 3 Electric
8%
Class 4 ICE
14%
Class 5 ICE
49%
_____________________
Source: Company: LTM 6/30/16 Unit Revenues

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Shift in Market Balance from ICE to Electric
Today
2016
_____________________
Source: WITS. Orders Reports.
ICE = Internal Combustion Engine
DRIVERS:
•
Customer shift
•
Growth of warehousing and logistics
•
Environmental, health and safety
•
Evolving technologies
Previous Peak
2007
Class 1
Electric
18%
Class 2
Electric
10%
Class 3
Electric
27%
Class 4 ICE
3%
Class 5 ICE
42%
Class 1
Electric
18%
Class 2
Electric
10%
Class 3
Electric
34%
Class 4 ICE
3%
Class 5 ICE
35%

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Japan
Western
Europe
Eastern
Europe
Brazil
North
America
Middle
East &
Africa
Latin
America
(excluding
Brazil)
Asia
(excluding
China &
Japan)
China
( 3 & 12 months rate of change trend)
Global Lift Truck Market Rates of Change
_____________________
Source: WITS. Bookings Reports.

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Lift Truck Industry Overview
Growth Rates by Region Year over Year
(Units)
Americas
Q3 15
Q4 15
Q1 16
Q2 16
5.0%
(5.0%)
(3.7%)
(1.6%)
EMEA
Q3 15
Q4 15
Q1 16
Q2 16
1.9%
9.6%
9.5%
10.6%
JAPIC
Q3 15
Q4 15
Q1 16
Q2 16
(11.4%)
(8.8%)
2.4%
(4.0%)
World
Q3 15
Q4 15
Q1 16
Q2 16
(2.9%)
(1.2%)
3.7%
1.7%

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41 Solutions to DRIVE Productivity Share Gain Drivers Products & Solutions Focus Industry Focus Geographic Focus 41 Solutions to DRIVE Productivity

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Share Gain Drives Our Economic Engine
Basic Business Areas
Our strategies are designed to drive increased share,
which in turn increases the lift truck population, which
drives parts and service volumes.
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
Improve
Warehouse
Position
Enhance
Independent
Distribution
Succeed in
Asia
Enhance Big
Truck Market
Position
Strengthen the Sales and
Marketing Organization
Low Cost of
Ownership
Understand
Customer
Needs
Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives were designed to drive the economic engine by increasing share...
Solutions and
Technology Drivers
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale

Solutions
to DRIVE
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43 Solutions to DRIVE Productivity Our Different Businesses Lift Truck Business Attachment Business Hydrogen Power Business

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Core Lift Truck Business
Big Truck
Business
Warehouse
Business
Counterbalanced
Business
Key Industries
Manufacturing, Trucking
Key Industries
Warehousing, 3PL
Key Industries
Ports, Steel, Oil & Gas

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Driving Our Economic Engine…
Highlights
Strategies for Share Growth
•
Market leadership in U.S.: heavy
duty industries e.g. Paper
•
New heart-of-market XT/MX ICE
lift truck
•
Multiple powertrains
•
Growing success in trucking
industry
•
Enhance product range
•
Unique innovations
•
Premium, Standard and Utility
products
•
Product fit for application
•
Low cost of ownership
•
Leverage
Bolzoni
relationship
•
Fleet management
Our Counterbalanced Business

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Driving Our Economic Engine…
•
Major wins in marquee accounts
•
New products, enhanced selling
tools and trained dealers
•
Adding industry-focused sales
people and Application Center
expertise
•
Enhance product ranges
•
Unique innovations
•
Continuous quality improvement
•
Develop stronger direct sales
capabilities
•
Develop dealer resources and
specialization
•
Enhance marketing services and
support
•
Fleet management
Highlights
Strategies for Share Growth
Our Warehouse Truck Business

Solutions
to DRIVE
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Driving Our Economic Engine…
•
New products
•
Business unit concept in each
region
•
Global team coordination
•
Focus on industry and solutions
•
Comprehensive Tier 4 offering
•
Leveraging Euro cost position in
US dollar markets
•
Dedicated Customer Experience
Center
•
Increased success with large port
operators
•
Successful new product launches
•
Heart-of-market model under
development
Highlights
Strategies for Share Growth
Our Big Truck Business

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Driving Our Economic Engine…
•
Significant strengthening in
core US market
•
Growth of dual-brand
coverage
•
New dealers appointed in
EMEA and Asia
•
Enhanced dealer profitability
•
Excellence programs in all
theaters
•
Develop all dealers
•
Appoint / convert competitor
dealers
•
Expand number of dual-line
dealers
•
Enhance dealer value
proposition
•
Combine dealer
entrepreneurship with OEM
support
Highlights
Strategies for Share Growth
Enhance Independent Distribution

Solutions
to DRIVE
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Driving Our Economic Engine…
•
Greater accountability for results
through smaller sales management
areas
•
Leaders provided with new tools and
enhanced reporting capabilities
•
Solutions Organization integrates
Engineering and Special Truck
Engineering function with Sales and
improves Technical Sales Support
•
Major focus on account identification
and coverage
•
Implementing new sales approach with
appropriate tools to enhance solutions
selling skills
•
Strengthened and aligned sales and
marketing organization in all
geographic regions
•
Recruited experienced individuals
with deep knowledge of lift truck
business
•
Implemented account identification
and solutions teams
•
Expanded direct selling teams in all
theaters
•
Increased global account focus
Highlights
Strategies for Share Growth
Strengthen Sales & Marketing

Solutions
to DRIVE
Productivity
Driving Our Economic Engine…
•
New dealers in China
•
Increased China local
production
•
Licensees in India
•
Long-term JV in Japan
•
Leveraging Big Truck success
•
Growing success in Korea
•
New UTILEV products launched
•
Organic growth through
development of dealer network
and direct-selling capabilities
•
Development of long-term
strategic partnerships
•
Explore potential bolt-on
acquisitions
•
Development of right products
•
Development of support
infrastructure
Highlights
Strategies for Share Growth
Succeed in Asia

Solutions
to DRIVE
Productivity
Driving Our Economic Engine…
•
Acquisition of Bolzoni
•
Acquisition of Speedshield
distribution (telematics)
•
Development of Nuvera fuel cell
engines and hydrogen generation
units
•
Partnership with BALYO
(automation)
•
Relationship with Electrovaya
(Lithium-Ion)
•
Become a one stop solutions
provider for our customers
•
Acquire companies or develop
partnerships to increase
solutions offerings
Highlights
Strategies for Share Growth
Solutions & Technology Drivers

Solutions
to DRIVE
Productivity
Our Products,
Technologies,
Supply Chain &
Manufacturing
Rajiv Prasad
Senior Vice President, Global
Product Development,
Manufacturing and Supply
Chain Strategy
Hyster-Yale Group

53 Solutions to DRIVE Productivity Increasing complexity Trends Impacting Business Robotics / Automation Internet of things War for talent Competitors & emerging markets Green/ Environment

Solutions
to DRIVE
Productivity
Product Philosophy
•
Full product line
•
Segmented solutions
•
Scalable modular platforms
•
Leverage core assets
•
Technology partners
•
Fit for market and application
•
Reliability and durability
•
Energy efficiency
•
Operator productivity
•
Support growth
initiatives
•
Fill the factories
•
Differentiation
•
Innovation
Guiding Product
Philosophy
Guiding Product
Philosophy
Key Product Attributes
Key Product Attributes
Product Portfolio Focus
Product Portfolio Focus

Solutions
to DRIVE
Productivity
Our Investment in R&D
Full Product Line*
Lift Truck R&D Investment
* Full Product Line –
Class 1 through Class 5, including Big Truck
2.4%
2.8%
2.6%
2.6%
2.7%
% of Revenue
$ in millions
$61
$68
$69
$71
$69
2011
2012
2013
2014
2015
HY
COMPETITORS
FULL
MIN

Solutions
to DRIVE
Productivity
People
Development
Automation
Modularization
Telemetry
Hyster-Yale Focus
Core Product
Development
Customized
Solutions
Manufacture in
Market of Sale
Alternative
Power
Fleet
Management
Understand Needs
of Customers
Low Cost of
Ownership

Solutions
to DRIVE
Productivity
People Development
Talented People = Innovative Products and Success
How we are winning the war for talent
Retain Top Talent
Promote from within and
inject expertise through
external hires
Accountability
Drive Platform Leaders
closer to customers
Baby Boomer to
Millennial Transition
Focus on college
recruitment and employee
development
Culture
Strengthen culture of
innovation and
execution

Solutions
to DRIVE
Productivity
•
Tailored products
•
Best fit solutions
•
Solve application issues
•
Drive best practices
•
Emerging trends
•
Special Truck Engineering
•
Application Center
success in Trucking, Paper
and Steel industries
•
Modular/scalable designs
•
Automation & Telemetry
Highlights
Strategies for Share Growth
Understand Needs of Customers
Driving Our Economic Engine…

Solutions
to DRIVE
Productivity
Core Product Development
Requirements
Detailed
Design
Analysis
Prototyping
Validation
Pilot
Production
Engineering Methods
•
Innovation
•
System development
•
Truck programs
Customer Focus
•
Safety
•
Ergonomics
•
Cost
•
Durability
•
Fit for application
•
Energy efficiency
Product Development Process

Solutions
to DRIVE
Productivity
Customized Solutions
Turtle traction system
Variable pallet handling
Shortened chassis
Point
solutions
Holistic
solution
Special handle
Moveable load backrest
Lithium ion battery
Result
DSD* truck package
Issue
Tailgate delivery
at retail store
Unmet needs
Unseat competitors
Unique solutions
* Direct to Store Delivery

Solutions
to DRIVE
Productivity
Segmentation –
Expanding Standard Range
Cost
Cost competitive
(Targeting a 2-year Payback for Premium)
Positioning right
(Among Ours, Across Competition)
Global designs -
localized
(Manufactured in Key Regions)
Critical Success Factors
Utility
Standard
Premium

Solutions
to DRIVE
Productivity
Manufacture in Market of Sale
Supply
•
Source in region of sale
•
Low cost country sourcing
•
High quality parts
Manufacturing
•
Centers of excellence for
key systems
•
Process to determine
core competencies
•
Globally deployed HY
production system
Truck Assembly
•
Source at lowest cost for
each location
•
Global centers where scale
has leverage
•
Partners in emerging
markets

Solutions
to DRIVE
Productivity
Modularization
…resulting in 40% reduction in
truck system complexity
Modularization reduces number of components in future …
Side-stance
Small 14*, 16
Large 16, 18, 21
Retail 14, 16
14 chassis
variations
New chassis
New chassis
Modular design with common
interfaces -
4 variations
Fore/aft -
stance
Small 14, 16
Large 16, 18, 21
Retail 14, 16
*Battery box size in inches

Solutions
to DRIVE
Productivity
Driving Our Economic Engine…
•
Reduce life cycle costs
•
Electric & hybrid
drivetrains
•
Fleet management
•
Telemetry / Fuel cells
•
Increase service intervals
•
Supply chain / Quality
component
•
Improved fuel / energy
consumption
•
Engine to electric
conversion
•
25,000 telemetry systems
•
Supplier quality, all-time
high
Highlights
Strategies for Share Growth
Low Cost of Ownership

Solutions
to DRIVE
Productivity
Cost of Operation / Hour
Factors Impacting Low Cost of Ownership
*Typical truck cost/hour for 5,000lb North American applications
Productivity
Ergonomics/
Fatigue
Auto functions
Automated
trucks
Operator
Energy usage
Alternative
powertrains
ICE to ER
Mode control
Fuel
Cost/hour
Fleet
Management
Extended
Warranty
Telematics
Service &
Repair
Fleet
optimization
Price
Management
Cost control
Residuals
Lease
Operator
69%
Fuel
11%
Service &
Repair
11%
Lease
9%
Typical Truck Cost/Hour*

66 Solutions to DRIVE Productivity Fleet Management 50,000+ assets under management 11,000+ dealer-based technicians Service & support for all makes and models Global deployment in progress

67 Solutions to DRIVE Productivity Telematics Key Elements Internet of things Asset management Fleet and truck data Use of telematics

68 Solutions to DRIVE Productivity Automation Partnered approach Balyo, Seegrid Camera and laser-based systems Focus on integration and value proposition

69 Solutions to DRIVE Productivity Alternative Power Lead acid Lithium-ion Fuel cell Lithium-ion Fuel cell Diesel LPG Battery Box Solutions Integrated solutions

70 Solutions to DRIVE Productivity Share Gain Summary Colin Wilson President and Chief Executive Officer Hyster-Yale Group

71 Solutions to DRIVE Productivity Share Gain Drivers One by One Customer Focus Products & Solutions Focus Industry Focus Industry Focus Geographic Focus

Solutions
to DRIVE
Productivity
Strategy Roadmap for Share Gain Through New Account Acquisition
Facilitating Structures
•
Account Identification teams
in each region
•
New CRM/CPQ global tool
•
Application Centers
•
Industry Strategies /
Application Guides
•
New STE (Special Truck
Engineering) for rapid
product customization
Industry / Customer Focus
•
Industry Cluster identification
•
Customers by Cluster identification
(80/20 rule)
•
Targeted messaging
•
Disciplined contact management
•
Established base position and grow
penetration over time

73 Solutions to DRIVE Productivity Achieving Our Target Gain Share Fill the Production Lines Achieve Revenue $ Target Achieve 7% Operating Profit Margin Target

74 Solutions to DRIVE Productivity Questions? investor@hyster-yale.com 74

75 Solutions to DRIVE Productivity Nuvera Jon Taylor President and Chief Executive Officer of Nuvera Fuel Cells

Solutions
to DRIVE
Productivity
Why Hydrogen and Fuel Cells?
Hydrogen is
abundant, simple,
clean
+
–
electron
proton
Hydrogen stores
energy
Hydrogen is
electricity…
…with the
convenience
of fuel
Hydrogen is portable
electricity

Solutions
to DRIVE
Productivity
The Nuvera All-In Fuel Cell Solution
PowerTap
®
Hydrogen
Generation
PowerEdge
®
Fuel Cell
Orion
®
Fuel Cell Stack
All-In
Fuel Cell
Solution
Hydrogen Refueling
Low fixed costs ideal for
small to medium size
fleets
Scalable
Onsite generation
Current:  ideally suited to
lift truck applications
Next Generation:  Leap in
power density & efficiency
opens opportunities
Engine

Solutions
to DRIVE
Productivity
The Hydrogen-Powered Lift Truck Opportunity
N. America
electric trucks sold
per year
150,000+
25-50%
Estimated up to
can benefit from
Fuel Cell solutions
Global
650,000+
electric trucks sold
per year
Growing sales pipeline:
•
3,000+ unit opportunities in sales pipeline
•
Almost 1,000 units in final stages of sales process
•
Strong alignment with HY target accounts
•
Both existing and new users of fuel cells
•
Target 35-50% share
Growing sales pipeline:
•
3,000+ unit opportunities in sales pipeline
•
Almost 1,000 units in final stages of sales process
•
Strong alignment with HY target accounts
•
Both existing and new users of fuel cells
•
Target 35-50% share
Population of Fuel Cell Powered Lift
Trucks in North America
Internal company estimates
DOE reported N. America

Solutions
to
DRIVE
Productivity

Realize space savings
Gain control over energy supply
Elevate truck & labor utilization
Advance corporate initiatives
Improve facility health
5 Value Drivers
PRODUCTIVITY
WORKPLACE
SUSTAINABILITY
VS
SPACE SAVINGS
ENERGY SUPPLY
VS
VS
Tools to compare TCO
TOTAL COST OF OWNERSHIP

Solutions
to DRIVE
Productivity
Well-to-Wheel Energy Efficiency from Fuel Cells
Battery
Charger
PowerEdge®
PowerTap®
Grid
Plant
Energy
(Gas)
14kWh
6.6kWh
Lead-Acid Battery
Fuel Cell Engine
74% SAVINGS
in electricity
$1.71 @ wheels
$3.00 @ wheels
Illustrative only.  Actual results will vary dependent on cost of electricity, grid efficiency and other variables
Utility
costs
assuming
$6/MMBtu
($0.0205/kWh)
natural
gas
and
$0.12/kWh
grid
electricity
Efficiency Assumptions: Well/Plant/Grid 36%, Charger/Battery 56%. SMR 44%; Fuel Cell 50.5%, Total Battery 20%, Total Fuel Cell: 22%.
25kWh

Solutions
to DRIVE
Productivity
How is the Nuvera Fuel Cell Different?
Open flow fields:
Free-breathing
higher power density
Uniform MEA support
higher durability
Land-channel flow fields:
Oxygen-limited
lower
power density
Non-uniform membrane support
lower durability
Conventional Architectures
Seals
Seals
Seals

Solutions
to DRIVE
Productivity
Power Electronics
Hybrid Power System
Stack Sub-System
Engine Components
Hydrogen Storage
Thermal Management
Key Components Inside a Fuel Cell Engine
Fuel Cell Engine
Enclosure and Counterweight

Solutions
to DRIVE
Productivity
Developing Our Product Range
24V
36V
48V
1-3
3-10
10-20
Product available in all electric truck classes
Approximate Engine Power Requirement [kW]
Minor modifications to
address >70% of market

Solutions
to DRIVE
Productivity
Building a Strong Business Foundation
•
Staff increased 40% since acquisition
•
Focus on developing strong Sales, Marketing and
Operations teams
•
Continued growth in R&D team with strong engineering
and educational background
Chemical
19%
Mechanical
43%
Electrical
18%
Other
20%
Engineers by
Field of Expertise
Masters
32%
Bachelors
57%
PhD
11%
Engineers by
Level of Education
SG&A
R&D
Operations
End 2014
Current

85 Solutions to DRIVE Productivity Building Our Competencies

Solutions
to DRIVE
Productivity
Water and Gas
Purification
Hydrogen
Purification
Steam
Reformer
1
2
3
INPUT:
CH
4
+ H
2
0
+ electricity
OUTPUT:
H
2
Remote Monitoring
Fleet management
100% H2
availability at
the pump
What Does a PowerTap® (Hydrogen Generator) Do?
Robust Reformer
Durability
Compact Purifier
Easy installation

Solutions
to DRIVE
Productivity
Why Generate Hydrogen On-Site?
Continuous production at point-of-use
Centralized Production
& Delivery
On-road delivery to point-of-use
Distributed Production
Current Installations
Planned Installations

Solutions
to DRIVE
Productivity
Nuvera / Hyster-Yale Competitive Advantages
INDUSTRIALIZATION
Demand Flow / Lean Manufacturing
Supply Chain expertise & Quality Management systems
Validation and reliability growth testing
TECHNOLOGY
Patented fuel-cell stack design –
performance & cost
Technology roadmap –
leverage development and volume
Advanced compression and generation technology
COMMERCIALIZATION
Leverage expertise of HY & dealer sales and service organizations
Financially strong OEM ownership
Financing through HYG Financial Services
Simplified transaction –
single supplier
Long-term perspective of HY

Solutions
to DRIVE
Productivity
Nuvera / HY Strategy
Customer Experience
Manufacturing
Our strategy and organizational
strength address key issues
HY Support
and Financial
Strength
Technology
Product
Supply Chain
Manufacturing
Distribution
Aftermarket

Solutions
to DRIVE
Productivity
Growth Strategy
Convert Market Share
Existing fuel cell users
Promote the Nuvera benefits vs
competition
Increase Market Penetration
Existing lead acid battery users
Promote the performance and convenience of Nuvera
Build New Markets
Existing ICE truck users
High productivity in a clean energy solution
Address increasing emission regulations in certain applications and jurisdictions
Existing Fuel Cell Users
•
Ace Hardware
•
Baldor Specialty Foods
•
BMW
•
Bridgestone-Firestone
•
Canadian Tire
•
Central Grocers
•
Coca-Cola
•
CVS
•
EARP Distribution
•
East Penn Manufacturing
•
FedEx
•
Golden State Foods
•
Home Depot
•
Honda
•
IKEA
•
Kimberly-Clark/GENCO
•
Kroger Co.
•
Martignetti
•
Lowe’s
•
Martin Brower
•
Mercedes
•
Nestlé
Waters
•
Newark Farmers Market
•
Nissan North America
•
Proctor & Gamble
•
Stihl
•
Sysco Foods
•
Testa
Produce
•
Unified Grocers
•
United Natural Foods
•
U.S. Foods
•
Volkswagen
•
Walmart
•
Wegmans
•
Whole Foods Market
•
WinCo Foods

Solutions
to DRIVE
Productivity
Nuvera’s
High Efficiency Fuel Cell Solutions
Fuel Cell
1kg
17kWh/KG
Typical Fuel
Cell Engine
Fuel Cell
1kg
14kWh/kg
H2 Supply
+15-20%
Efficiency
•
Lower fuel costs
•
Lower labor costs
•
Improved asset
utilization
Source: Internal company estimates

92 Solutions to DRIVE Productivity Dealer Engagement

93 Solutions to DRIVE Productivity Deployment and Proof of Performance • Targeted customers • Multiple classes of products • Increased acceptance • Efficiency verification

Solutions
to DRIVE
Productivity
Launch Customer
Martignetti Companies -
Taunton, MA
•
Leading distributor of wines and spirits
in New England
•
7th largest distributor in the country
•
LEED certified 680,000 ft
2
greenfield site
•
Opened August 2016
•
39 Nuvera® Class I, II, III fuel cell
units for Hyster® truck fleet
•
Nuvera® on-site hydrogen
generation
•
Hydrogen fuel cells an integral
part of sustainability initiative

95 Solutions to DRIVE Productivity Support and Collateral

Solutions
to DRIVE
Productivity
Encourage
potential fuel cell
customers to
consider Nuvera
Motivate existing
fuel cell customers
to consider Nuvera
Convince HY
customers
interested in H² to
choose Nuvera
Advance dealer
adoption to push
fuel cell
technology
Targeted Awareness Campaigns
Drive dealer adoption and promotion
of All-In Fuel Cell Solutions
Key Messages:
–
Increase truck sales
–
Crack the code in the warehouse
–
Support larger strategic vision of HY
Drive Nuvera
product awareness
and unique selling proposition
Key Messages:
–
Nuvera
hydrogen experience meets HY truck
–
Rugged, durable high-efficiency, fuel-cell system
–
Nuvera
owns key technology patents across
hydrogen value chain to support all-in solutions

97 Solutions to DRIVE Productivity Where Will Nuvera Fuel Cells Be Used? Gen1 Battery Box Replacement Gen2 Integrated Fuel Cell Hybrid Truck

Solutions
to DRIVE
Productivity
Where Can the Technology Be Deployed?
24V
36V
48V
80V
600V+
1-3
3-10
10-20
20-30
30-50
50-150
300V
Battery Box Replacement
Integrated Fuel Cell Engines
Approximate Engine Power Requirement [kW]

Solutions
to DRIVE
Productivity
Technology and Product Roadmaps
Advanced Technologies
Fuel Cell Engines
•
Enhanced lift truck functionality
•
Integrated engines across multiple OEM’s
Product Roadmap -
New Markets
Next Generation Fuel Cells
•
Improved power density
•
Fuel efficiency
•
Lower cost
Hydrogen Generator
•
Higher capacity
•
Longer life
•
Improved efficiency
Automotive Refueling
•
Higher capacity hydrogen generator
•
Ultra-high compression
•
Standard fueling station layout
Compression Technology
•
Improved reliability
•
Smaller footprint
•
Quiet and efficient

Solutions
to DRIVE
Productivity
The Nuvera Plan
•
Develop Fuel Cell Power Systems for
electric Class 1 to 3 lift trucks
•
Building organization capability
•
HY dealer engagement and demos
•
Fuel Cell Power Systems shipped mid-2016
•
Efficiency and durability improvements to
PowerTap
®
PT 50
•
Hercules™ and Orion
®
2 technology and
product development
•
Financing package through HYG Financial
Services
•
Customer’s receptive to Hyster-Yale
competitive strengths
•
Launch FC Power Systems for EMEA market
•
Integrated fuel cell engines for full range of
Hyster-Yale products
•
Develop synergistic OEM partner
opportunities
•
Fuel Cell Systems proof of performance
•
Build customer-based industry and
application solutions
•
Strengthen supply chain
•
Cost reduction engineering
•
Break-even operating profit at 700
PowerEdge
®
and 10 PowerTap
®
units per
quarter at target margins
Phase 1
2016-2017
Phase 3
2020 +
Phase 2
2018 –
2019
•
Nuvera leading supplier of hydrogen power
systems for lift trucks
•
Significant integration of component
assembly into Hyster-Yale plants
•
Economies of scale and vertical integration
drive significant cost reductions
•
Supplier of broad Orion
®
2 based hydrogen
engines for broad range of industries
•
Range of hydrogen generators
•
Fully commercialized electrochemical
compressor for use in multiple hydrogen
applications
•
Profitability at/above HY target economics

101 Solutions to DRIVE Productivity Bolzoni Roberto Scotti President and Chief Executive Officer of Bolzoni

Solutions
to
DRIVE
Productivity
Bolzoni at a Glance
Bolzoni
is one of the worldwide leading manufacturers of lift truck attachments, forks and lift tables with an extensive product range
_____________________
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the Appendix starting on page 151.
Key Metrics
2015
In millions
(except employee data)
Revenue
€138.3
Net Income
€4.8
EBITDA
(1)
€14.4
ROTCE
(1)
(Net cash basis)
8.3%
Net Debt at 12/31/15
€28.8
Approximate # of Employees (globally)
800
2015 Sales by Region
Europe
70.2%
North America
17.1%
Rest of World
12.7%

Solutions
to DRIVE
Productivity
Our Attachment Business
Bolzoni
Today
•
Aggregate Purchase Price  -
€108.9 million (approx. $123.1
million)
•
Primary market is attachments
for Class 1 and Class 5 products
•
Majority of revenues generated
primarily in Eastern & Western
Europe.  Secondary presence in
North America.
•
Managed as separate business segment
•
Maintenance of information integrity
•
Bolzoni’s
association with HY provides:
Full customer solution
Leverage
of
HY/Bolzoni
differing
areas of expertise and strength
Leverage of excess capacity

Bolzoni
Market and Customers
CUSTOMERS:
Lift Truck Manufacturers –
OEM
Dealers of Lift Trucks & Material Handling
END USERS (Logistics, Industrial, Large
Retail Companies)
MARKET -
INDUSTRIES
LOGISTICS
AUTOMOTIVE
FOOD & BEVERAGE
PULP & PAPER
APPLIANCES & ELECTRONICS
OTHER MATERIAL HANDLING

Solutions
to DRIVE
Productivity
Bolzoni Product Lines
*Other Revenues: Rental business and Customer care
€
138,3 M
Lift Table
€
7,7 M
6%
Forks
€
13,7 M
10%
Other Revenues*
€
5,6 M
4%
Attachments
€
111,3 M
80%

Solutions
to DRIVE
Productivity
37.4
41.8
53.2
76.2
78.9
75.1
84.0
94.7
107.1
145.6
141.1
76.9
93.5
115.8
119.1
121.2
119.9
138.3
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
(1)
(2)
Net Sales Trend (in euros)
(1)  Includes (for 10 months) the acquisition of the Finnish company Auramo OY, a leading manufacturer of Lift Truck attachments (pulp & paper clamps)
(2)  Includes acquisition of Brudi
(3)  Sale of masts activity
1998 –
2008
+14%
2009 –
2015:
+10%
(3)

Solutions
to DRIVE
Productivity
Bolzoni’s Brands
BOLZONI
Founded
in
Italy
in
1945,
focus
on
lift
truck
attachments,
forks
and
lift
tables.
A
leading
market
position
through
the
development
of
a
worldwide
network
of
subsidiaries
and
dealers,
as
well
as
strategic
acquisitions.
AURAMO
Founded
in
Finland
in
1947,
focus
on
paper
roll
clamps,
bale
clamps
and
other
specialized
handling
attachments.
The
worldwide
recognized
paper
handling
specialist.
AURAMO
was
acquired
by
BOLZONI
Group
in
2001.
MEYER
Founded
in
Germany
in
1953,
focus
on
a
wide
range
of
lift
truck
attachment
industry.
The
worldwide
recognized
multiple
pallet
handler
inventor.
MEYER
was
acquired
by
BOLZONI
Group
in
2006.

Solutions
to
DRIVE
Productivity
Ramos Arizpé, Mexico
Fabrication Manufacture
Sulligent, Alabama
Component Manufacture
Berea, Kentucky
Lift Truck Manufacture
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture;
Warehouse Development Center
Cleveland, Ohio
Corporate
Headquarters
Danville, Illinois
Parts Distribution Center
Charlotte, North Carolina
Experience Center
Barueri, Brazil
Brazil Marketing and
Administration Center
Itu, Brazil
Lift Truck Manufacture;
Parts Distribution Center
Craigavon, N. Ireland
Lift Truck Manufacture
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development
Center; Parts Distribution Center
Masate, Italy
Lift Truck Manufacture
Shanghai, China (JV)
Lift Truck Manufacture;
Parts Distribution; China
Marketing and
Administration Center
Obu, Japan (JV)
Lift Truck Manufacture;
Parts Distribution
Cavite, Philippines (JV)
Fabrication Manufacture
Irvine, Scotland
European Administration Center
Hanoi, Vietnam (JV)
Component Manufacture
Sydney, Australia
Division Headquarter;
Parts Distribution
Pune, India
Engineering, Supply
Chain
and Marketing Center
Frimley, UK
Division Headquarters;
Engineering Concept Center
Kuala Lumpur, Malaysia
Asia Support Office
Hefei, China
Supply Chain
Center
Fairview, Oregon
Counterbalanced
Development Center;
Administration Center
San Donato, Italy
Hydrogen Products
Research and Development
Billerica, Massachusetts
Hydrogen Products
Headquarters; Hydrogen
Products Research and
Development; Hydrogen
Products Manufacture
Homewood, Illinois
Attachment Manufacture
Piacenza, Italy
Bolzoni
Headquarters; Attachment,
Lift Table and Fork Manufacture
Järvenpää, Finland
Attachment
Manufacture
Salzgitter, Germany
Attachment Manufacture
Wuxi, China
Attachment Manufacture
Hebei, China
Fork Manufacture
Bolzoni
Global Footprint
Pointe-Claire,
Canada
Commercial
Subsidiary
Prestons, Australia
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Montcarda/Reixac, Spain
Commercial Subsidiary
Forbach, France
Commercial Subsidiary
Prato, Italy
Commercial Subsidiary
Lublin, Poland
Commercial Subsidiary
Moscow, Russia
Commercial
Subsidiary
Korschenbroich,
Germany
Commercial Subsidiary
Gävle, Sweden
Commercial
Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Hyster-Yale locations
Bolzoni
Business locations
LEGEND:

Solutions to DRIVE Productivity Main Products 109

Solutions
to DRIVE
Productivity
4-stage valve
pressure
regulation system
Hydraulic weight
detecter
system
Advanced
ultrasonic
volumetric
system
Innovative
laser sensors
volumetric
system
CTX-G3
Automatic
clamping
force control
system
Force Matic
Paper Roll Clamps
Carton & Home Appliance Clamps
Clamps with Intelligent Systems
Intelligent Lift Truck Attachments

111 Solutions to DRIVE Productivity Main Products

112 Solutions to DRIVE Productivity Main Products

113 Solutions to DRIVE Productivity Main Products

114 Solutions to DRIVE Productivity Main Products

115 Solutions to DRIVE Productivity Main Products

116 Solutions to DRIVE Productivity Main Production Plants Italy Piacenza Finland Järvenpää Germany Salzgitter USA Homewood - Illinois China Longhua - Hebei District China Wuxi - Shanghai District

Solutions
to
DRIVE
Productivity
Bolzoni
Key Competitive Advantages
OEM, Dealer & Customer
•
Long-term relationships
•
Presence in key markets worldwide
•
Global sales network
Focused Factories
•
Expertise and specialization of the factories in
specific product lines
•
Factories located in the most important markets to
be close to customers
Full Product Line
•
Broad product range
•
High-quality products
•
Three extensive R & D departments
•
Continuous product innovation
•
Unique and patented design features
Employee Relationships
•
Loyal and committed workforce
•
Experienced team
Global Supplier
•
Able to meet customers’ needs globally
•
Global economies of scale
•
Strong aftermarket support

Solutions
to
DRIVE
Productivity
Relationship and Approach with HY Lift Trucks
Stand-Alone Supplier
Preferred supplier to HY
Arms-length sales
Commercial confidentiality
Key supplier partner
Purchasing leverage
Broader market access
Part of Hyster-Yale

Solutions
to
DRIVE
Productivity
Synergy Opportunities as Part of HY
Growth of
Attachment
Business in
Americas
•
Leveraging HY strength
in core industries
Component
resourcing and
purchasing
leverage
•
Reduce purchase price
of core components
•
HY leverage of available
Bolzoni
manufacturing
capacity
Bolzoni
as global
supplier of forks &
basic attachments to
HY globally
•
Convert business from
other suppliers to Bolzoni

120 Solutions to DRIVE Productivity Net Sales Breakdown: Q2 2015 vs. Q2 2016 (in euros) -1,6% 34,7 35,3 Q2 2015 Q2 2016 24.5 25.7 6.0 5.7 4.8 3.4 EUROPE NORTH AMERICA REST OF THE WORLD

121 Solutions to DRIVE Productivity Revenue and Net Income (in euros) 0.0 1.0 2.0 3.0 4.0 5.0 6.0 110 115 120 125 130 135 140 2014 2015 Revenue Net Income

122 Solutions to DRIVE Productivity Financial Overview & the Path to Target Economics Ken Schilling Senior Vice President and Chief Financial Officer Hyster-Yale Materials Handling Hyster-Yale Group

Solutions
to DRIVE
Productivity
     HY
        HY
        HY
Lift Truck
Nuvera
Bolzoni
2016 H1
2015 H1
Variance
Revenues
$1,210.4
$0.5
$38.9
$1,249.8
$1,281.0
($31.2)
Gross Profit
$200.1
($1.0)
$12.8
$211.9
$213.5
($1.6)
Operating Expenses
($165.3)
($13.4)
($12.1)
($190.8)
($165.2)
($25.6)
Operating Profit
$34.8
($14.4)
$0.7
$21.1
$48.3
($27.2)
Net Income
$26.8
($8.6)
$0.1
$18.3
$36.6
($18.3)
EBITDA
$49.9
($13.7)
$3.6
$39.8
$63.7
($23.9)
Results for 2016 YTD Consolidated
Hyster-Yale’s business units are at different stages, which makes the variance best understood by individual business unit…
($ in millions)

Solutions
to DRIVE
Productivity
            HY
           HY
      Lift Truck
      Lift Truck
2016 H1
2015 H1
Variance
Revenues
$1,210.4
$1,279.4
($69.0)
Gross Profit
$200.1
$214.7
($14.6)
Operating Expenses
($165.3)
($154.5)
($10.8)
Operating Profit
$34.8
$60.2
($25.4)
Net Income
$26.8
$43.7
($16.9)
EBITDA
$49.9
$74.7
($24.8)
Lift Truck Results for 2016 YTD
Revenues declined due to:
•
Lower North America truck sales and severely depressed
Brazil market
•
Impact from lower average sales price due to shift to smaller electric trucks and weakened demand for large-capacity ICE
trucks, including Big Trucks
•
Strong US dollar reduced sales outside of US dollar markets
•
Deal-specific pricing
($ in millions)
Operating Profit
declined due to:
•
Higher operating expenses driven by:
•
$5.7m in acquisition-related costs
•
Higher US health care, share gain programs and inflation
•
Reduced truck unit volume and shift in trucks sold
•
Deal-specific pricing
•
Expiration of favorable F/X contracts in EMEA

Solutions
to DRIVE
Productivity
EMEA Headwind From Currency
Declining support to EMEA from maturing foreign currency contracts.
Contracts
delayed
impact
of
the
$
to
€
conversion
which
was
$1.33
to
€1
in 2013-2014 and is now $1.10 to €1.
8.2
3.0
2.5
4.5
1.7
2.6
0.6
Q1
Q2
Q3
Q4
Q1
Q2
Q3 Est.
0
1
2
3
4
5
6
7
8
9
$ millions
2015
Benefit to EMEA from F/X Contracts
2016

Solutions
to DRIVE
Productivity
             Nuvera
Nuvera
2016 H1
2015 H1
Variance
Revenues
$0.5
$1.6
($1.1)
Gross Profit
($1.0)
($1.2)
$0.2
Operating Expenses
($13.4)
($10.7)
($2.7)
Operating Profit
($14.4)
($11.9)
($2.5)
Net Income
($8.6)
($7.1)
($1.5)
EBITDA
($13.7)
($11.0)
($2.7)
Nuvera
Results for 2016 YTD
($ in millions)
Revenues
declined due to:
•
Timing of PowerTap® unit shipments
•
PowerEdge® deliveries did not begin until 2016 Q3
Operating Profit declined due to:
•
Higher product development and PowerEdge® launch costs
•
Establishment of Nuvera sales, marketing and service
organizations

Solutions
to DRIVE
Productivity
Bolzoni
2016 H1
Variance
Revenues
$38.9
$38.9
Gross Profit
$12.8
$12.8
Operating Expenses
($12.1)
($12.1)
Operating Profit
$0.7
$0.7
Net Income
$0.1
$0.1
EBITDA
$3.6
$3.6
Bolzoni
Results for 2016 YTD
($ in millions)
Revenues:
•
Acquired majority interest in April 2016, thus no comparable
2015 US GAAP results reported by Hyster-Yale
•
Overall results followed major fork lift truck sales trends for
Class 1, 4 and 5
counterbalanced trucks: Strong European
sales and less robust sales in North America, Middle East and
Asia
Operating Profit:
•
Operating profit impacted by $1.9m of estimated purchase
accounting adjustments in Q2 ($1.4m recurring and $0.5m one-
time) and small amount of acquisition-related expenses
•
Favorable currency in product cost
•
Operated as a separate public company during Mandatory Tender
Offer period

Solutions
to DRIVE
Productivity
Key Financial Metrics
Working Capital, Cash Flow and
Capitalization
Reported
6/30/16
Less:
Bolzoni
Acquisition
Impact
Without
Acquisition
Year Ended
12/31/15
Working Capital
(1)
$367.1
$32.3
-
$334.8
$333.3
YTD Cash Flow before Financing
(2)
$(122.6)
$(6.9)
(4)
$128.8
$13.1
$58.1
Cash
$51.5
$7.8
$85.8
$129.5
$155.1
Debt
$150.6
$43.2
$(43.0)
$64.4
$53.1
Equity
$501.4
$0.1
$5.7
$507.0
$462.7
Debt to Total Capitalization
(3)
23.1%
11.3%
10.3%
($ in millions)
_____________________
(1) Working Capital is defined as Accounts Receivable plus Inventory less Accounts Payable.
(2) Cash Flow before Financing is defined as cash from operating activities less cash from investing activities for the respective period (2016 is 6 mos. and 2015 is full year).
(3) Debt to Total Capitalization is defined as Debt divided by the sum of Debt plus Equity at the end of the period.
(4) Excludes cash outflows for acquisition.
Performing at a consistent high level after adjusting for Bolzoni acquisition…

Solutions
to DRIVE
Productivity
Hyster-Yale Use of Cash Priorities
Return Cash to Stockholders
Investments in Adjacent or Complementary
Businesses
Investments in Hydrogen Power Business
Investments in Share Gain Programs
Investments in Core Lift Truck Business
Strategic initiatives to accelerate growth or
enhance margins
Acquisitions of technologies and other
forklift-related businesses, including Bolzoni
Investments to commercialize Nuvera’s
technology

Solutions
to DRIVE
Productivity
Key Capital Investments

0.0
10.0
20.0
30.0
40.0
50.0
60.0
2013
2014
2015
Est. 2016
Bolzoni
Nuvera
New Brazil Plant
SAP & CRM/CPQ
Core Forklift Investments
Continued capital expenditures to support key HY lift truck initiatives along with development of Nuvera
and Bolzoni
products and facilities

Solutions
to DRIVE
Productivity
Dividend Growth
$17.8
$18.4
$9.5
$1.06
$1.08
$1.10
$1.12
$1.14
$1.16
$1.18
$1.20
$5
$8
$11
$14
$17
$20
2014
2015
YTD 2016
$4.8 to
be paid
9/15/16
Annual
Dividends
Amount Paid in Total
and Annualized
$ Per Share
(total $ in millions)
($ per share annualized)
Share Repurchase Program: Approximately 694,700 Class A shares repurchased for $49.8m during 2013 and 2014.
(1) Dividend decisions are made quarterly by HY’s Board of Directors.  The above graph assumes the continuation of a quarterly dividend in Q4 2016 similar to the previous quarter.
Q4
(1)
Dividend
Strong continuing dividend support and growth

Solutions
to DRIVE
Productivity
2016 Earnings Perspective  -
Forklift Truck Business

Unit and Parts
Volumes
H2: Comparable revenue
to H2 2015 -
Expected
increase in unit and parts
share gain + sales from
strategic initiatives mostly
offset by shift in mix of
products
FY 2016: Revenues down
modestly compared with
2015, influenced by
currency, price and mix
Currency
H2: Continued
currency headwind
from a strong US
dollar
FY 2016: No change
from strong US
dollar scenario
forecasted
Net
Income/
EBITDA
H2: Expected to be
lower than H2 2015
and Q3 sequentially
comparable to Q2
FY 2016: Full Year
Net Income and
EBITDA expected to
decline moderately
from 2015
Income Taxes
H2:
Favorable Q3 tax
ruling expected to result
in $3.0 to 3.5m
valuation allowance
release
FY 2016: Continued low
global tax rate as a
smaller portion of pre-
tax earnings are earned
in high tax jurisdictions
(USA & Brazil)
Operating
Profit
H2: Expected to be lower
than H2 2015,
particularly Q3, from
shift in mix of product,
higher operating
expenses and unfavorable
manufacturing variances
FY 2016: Commodity cost
expected to begin to
increase

Solutions
to DRIVE
Productivity
2017 Earnings Perspective  -
Forklift Truck Business

Unit and Parts
Volumes
Americas market
continues at high level
with recovery beginning
in Brazil
EMEA and JAPIC continue
to grow modestly
Units and parts volumes
up modestly from 2016
due to share and global
market growth unless
share gain programs kick
in more strongly
Currency
Continued currency
headwind from a
strong US dollar
Net Income/
EBITDA
Full Year Net Income
and EBITDA expected
to increase modestly
over 2016
Income Taxes
Global income tax rates
return to normal 28%
to 30% range
Operating
Profit
Significant uncertainty
in operating profit
levels as a result of
market volatility and
rate of market share
gain from programs
However, HY will
continue investment in
growth / share gain
programs

Solutions
to DRIVE
Productivity
2016 Earnings Perspective  -
Nuvera Fuel Cell Business
Revenues
H2: PowerEdge®
product shipments
began in July 2016,
expected to generate
modest revenues
with gradual growth
during rest of 2016
PowerTap
®
installations expected
to grow
Net Loss/
EBITDA
FY 2016: Net Loss is
estimated to be
$16m to $18m
EBITDA is expected
to be slightly less
than operating loss
due to current
small levels of D&A
Income Taxes
FY 2016: US-based
cost structure will
incur approximately
40% tax benefit,
including
incremental R&D
credit
Operating Loss
H2: Moderately
higher levels of
engineering,
employee-related and
marketing expenses
for ramp up of
production, resulting
in approximate H2
operating loss of
$14m to $16m
FY 2016: Operating
loss of approximately
$28m to $30m
Product
Development and
Launch Expenses
H2: Incurring product
development and
support costs to
reinforce launch of
PowerEdge®

Solutions
to DRIVE
Productivity
2017 Earnings Perspective  -
Nuvera Fuel Cell Business
Revenues
Revenues will build
from sales growth in
PowerEdge® and
PowerTap® units as
key accounts are
secured
Net Loss/
EBITDA
2017 Net loss is
estimated to be
$15m
EBITDA is expected
to be slightly less
than operating
losses
Income Taxes
US-based cost
structure will incur
approximately 40%
tax benefit, including
impact of continued
R&D credit
Operating
Profit/(Loss)
Increasing sales
and margins to
begin to offset
development
expenses
Focus on reducing
manufacturing
costs per unit as
greater
economies of
scale are achieved
Development
Expenses
Expenses for key
programs
estimated to be
$25m for 2017

Solutions
to DRIVE
Productivity
2016 Earnings Perspective  -
Bolzoni
Revenues
H2: Growth to
primarily follow
strengthening EMEA
market in new Class
1, 4 and 5 forklift
installations
Continued sales
support from all OEM
and dealer channels
Net Income/
EBITDA
H2: Drivers
consistent
with Operating Profit,
exclusive of estimated
purchase accounting
adjustments
FY 2016:  Purchase
accounting will affect
D&A and inventory
adjustments
Income Taxes
H2: Tax rates
consistent with prior
quarter
Operating
Profit
H2: Sequentially
comparable Q3 to Q2
despite seasonal plant
shut down in Q3,
excluding estimated
purchase accounting
adjustments
Stronger Q4 from
higher volume in
EMEA
Currency
H2: Continued
currency tailwind
from a strong US
dollar
FY 2016: No change
from strong US dollar
scenario expected
Given
the
timing
and
complexity
of
the
Bolzoni
acquisition,
the
allocation
of
the
purchase
price
is
preliminary
and
will
likely
change
in
future
periods, perhaps significantly as fair value estimates of the assets acquired and liabilities assumed are refined during the measurement period.

Solutions
to DRIVE
Productivity
2017 Earnings Perspective  -
Bolzoni
Revenues
Continuing growth in
sales following
current market
trends for Class 1, 4
and 5 trucks
Additional growth
from affiliation
primarily in North
America and Asia and
globally with forks
Net Income/
EBITDA
Higher Operating
Profit driving Net
Income growth
Purchase
accounting will
affect non-cash
D&A
Income Taxes
Tax rates consistent
with prior year in a
range of 28 to 30%
Operating
Profit
Stronger
Operating Profit
as a result of
operating
leverage from
sales growth
Currency
Continued
currency tailwind
from strong US
dollar
Given
the
timing
and
complexity
of
the
Bolzoni
acquisition,
the
allocation
of
the
purchase
price
is
preliminary
and
will
likely
change
in
future
periods, perhaps significantly as fair value estimates of the assets acquired and liabilities assumed are refined during the measurement period.

Solutions
to DRIVE
Productivity
($ in millions)
$57.5
$128.1
$102.7
2.1%
5.0%
4.1%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$20.0
$45.0
$70.0
$95.0
$120.0
$145.0
2007
2015
LTM 2016
2.9% Gap
Prior Cycle Market Peak
Lift Truck Business Operating Profit Trends and % of Sales
7% TARGET
2.0% Gap

Solutions
to DRIVE
Productivity
Lift Truck Business Target Economics Goal and Gap to Target
Achieve 7%
operating profit
margin
target at
mid-cycle
Target
Economics gap
closure can be
achieved with
unit volume…
Stronger Industry
+ Share Growth
= Volume Leverage
LTM 6/30/16 Gap to Target Economics
Actual Lift Truck Operating Profit Margin %
4.1%
Margin
Variances
(0.5%)
Unit margin
(0.5%)
Parts/other
(0.0%)
Volume
Variances
3.4%
Manufacturing
variances/other
1.5%
Operating Expenses
1.9%
Lift Truck Operating Profit Margin % Gap
2.9%
Lift Truck Operating Profit Margin % Target
7.0%

Solutions
to DRIVE
Productivity
HY Lift Truck Incremental Volume Leverage
Incremental Units Produced
+5,000 Trucks
Sales
$160m
Gross Profit
$33m
Operating
Expenses
$11m
Operating Profit
$22m
Incremental Operating
Profit %
13.6%
As we make progress toward the 115,000 unit production levels, HY Lift
Truck will generate significant incremental operating profit contribution…

Solutions
to DRIVE
Productivity
Lift Trucks Sold
124,000
Lift Trucks Produced in HY plants
115,000
Revenues
$3,590
Gross Profit
$640
Operating Expenses
$390
Operating Profit
$250
Operating Margin
7.0%
Target Economics
HY Lift Truck
Target is to move from significant loss to break even
in a 2018 quarter then on towards significant
profitability in the long term
Importance of volume growth to
reaching target operating margin
Nuvera
Expect to exceed 7% operating profit
target as programs mature
Bolzoni

142 Solutions to DRIVE Productivity Our Long-Term View Alfred Rankin Chairman, President and Chief Executive Officer Hyster-Yale Materials Handling Chairman Hyster -Yale Group

Solutions
to DRIVE
Productivity
Five Key Perspectives We Emphasized Today
Global
market
unit
levels
expected
to
be
relatively
stable
at
a
high
level
for
next
few
years
7%
operating
margin
at
properly
balanced
HY
115,000
units
in
this
cycle
remains
HY
Lift
Truck
business
target
Current external
environment for HY Lift Truck business is challenging
Programs
needed
to
achieve
Lift
Truck
business
target
in
place;
timing
of
results
cannot
be
forecast
with
specificity
Recent
acquisitions
reinforce
position
in
Lift
Truck
business
and
speed
achievement
to
targeted
115,000
units

144 Solutions to DRIVE Productivity Long-Term Focused, not Short-Term Oriented Leverage, but also control, our expense structure HY is investing wisely in the future With the ability to

145 Solutions to DRIVE Productivity Operating profit margin With adequate volume growth, the Lift Truck business can achieve Committed to Lift Truck Target Margin

146
Solutions
to DRIVE
Productivity
With Lift Truck Performance Supplemented by Recent Acquisitions….
Expected to move from significant loss to
significant profitability in long-term, with
quarterly breakeven target sometime in 2018
Expected to develop into larger, long-term
business through growth in lower share markets
and integration of sourcing for Lift Truck business

Solutions
to DRIVE
Productivity
Valuation Approach Needs to Vary By Business

Lift Truck and Attachment Businesses
Lift Truck and Attachment Businesses
Hydrogen Power Business
Hydrogen Power Business
•
Board Oversight as Separate Businesses
•
Incentives Tied to Individual Businesses
Strong Operating Cash Generation
Market Leading Products and Position
Mature Cyclical Industry
Value using Traditional Valuation Model of
EBITDA Multiple on a Net Debt Basis
Multiple should reflect ROIC levels and
growth prospects
Developing / Technology Industry
Distinct Technology / Patents in Fuel Cell
and Hydrogen Generation
Operating Cash Invested in New Product
Commercialization / Ramp Up
Value as Venture Business with Developed
Technology

Solutions
to DRIVE
Productivity
A Solid Investment Option

HYSTER-YALE
HYSTER-YALE
Strong Balance
Sheet
Cash Generation &
Commitment to
Shareholder Return
Investment & Growth in
Game Changing
Technologies
Leading Products &
Market Position
Strategies to Gain Share
in all Segments &
Markets
Customer Focused &
Solutions Oriented
Strong Return
on Capital

149 Solutions to DRIVE Productivity Questions? investor@hyster-yale.com 149

Solutions to DRIVE Productivity Appendix Appendix

Solutions
to DRIVE
Productivity
Non-GAAP Disclosure
EBITDA
and
return
on
total
capital
employed
are
not
measurements
under
U.S.
GAAP,
should
not
be
considered
in
isolation
or
as
a
substitute
for
GAAP
measures,
and
are
not
necessarily
comparable
with
similarly
titled
measures
of
other
companies.
Hyster-Yale
defines
each
as
the
following:
EBITDA
is
defined
as
income
(loss)
before
income
taxes
and
noncontrolling
interest
income
(loss)
plus
net
interest
expense
and
depreciation
and
amortization
expense;
Return
on
total
capital
employed
(“ROTCE”)
is
defined
as
net
income
(loss)
before
interest
expense,
after
tax,
divided
by
average
capital
employed.
Average
capital
employed
is
defined
as
average
stockholders’
equity
plus
average
debt
less
average
cash.
For
reconciliations
from
GAAP
measurements
to
non-GAAP
measurements,
see
the
following
pages.

Solutions
to DRIVE
Productivity
Non-GAAP Reconciliation
($ in millions)
Year Ended December 31
Qtr.
Qtr.
Consolidated
2012
2013
2014
2015
6/30/2015
3/31/2016
6/30/2016
6/30/2016
Reconciliation of EBITDA
Net income attributable to stockholders
Noncontrolling interest income (loss)
Income tax provision (benefit)
Interest expense
Interest income
(1.5)
Depreciation and amortization expense
EBITDA
Trailing 12
Months
YTD
YTD
($ in millions)
Lift Truck
Reconciliation of EBITDA
Net income attributable to stockholders
Noncontrolling interest income (loss)
Income tax provision
Interest expense
Interest income
(1.5)
Depreciation and amortization expense
EBITDA
6/30/2016
$        98.0
$      110.0
$      109.8
$        74.7
$        36.6
10.0
$
0.1
0.2
0.4
0.4
0.2
(0.1)
7.0
17.2
39.9
29.4
10.3
(1.0)
12.4
9.0
3.9
4.7
2.3
1.1
(1.8)
(1.1)
(1.5)
(0.6)
(0.4)
28.0
30.2
29.7
28.9
14.9
6.9
$      144.0
$      164.8
$      182.6
$      136.6
$        63.7
16.5
$
$        18.3
$        56.4
(0.1)
0.1
3.5
2.5
21.6
2.0
3.1
5.5
(0.7)
(1.1)
(2.0)
10.2
17.1
31.1
23.3
$
$        39.8
$      112.7
Year Ended December 31
Qtr.
Qtr.
2012
2013
2014
2015
6/30/2015
3/31/2016
6/30/2016
6/30/2016
6/30/2016
$        98.0
$      110.0
$      111.2
$        89.3
$        43.7
13.7
$
13.1
$
$        26.8
$        72.4
0.1
0.2
0.4
0.4
0.2
(0.1)
(0.1)
(0.2)
-
7.0
17.2
40.7
39.4
15.1
1.4
6.8
8.2
32.5
12.4
9.0
3.9
4.7
2.3
1.1
1.6
2.7
5.1
(1.8)
(1.1)
(1.5)
(0.6)
(0.4)
(0.7)
(1.1)
(2.0)
28.0
30.2
29.6
27.3
14.0
6.5
7.0
13.5
26.8
$      144.0
$      164.8
$      184.7
$      159.6
$        74.7
22.2
$
27.7
$
$        49.9
$      134.8
Trailing 12
Months
YTD
YTD
8.3
$
-
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income taxes and noncontrolling interest  income
(loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Solutions
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Productivity
Non-GAAP Reconciliation (continued)
Qtr.
Bolzoni
(1)
2015
(2)
6/30/2016
Reconciliation of EBITDA
(€ in millions)
($ in millions)
Net income attributable to stockholders
€         4.9
0.1
$
Noncontrolling interest income
                  0.1
0.1

Income tax provision
                  2.1
0.1

Interest expense
                  1.7
0.4

Interest income
                (0.3)
-

Depreciation and amortization expense
                  5.8
2.9

Other
                  0.2
-

EBITDA
€         14.4
3.6
$
Year Ended
December 31
(1)
Bolzoni
2015 results shown in euros.
Information for 2015 is based on historical pre-acquisition
IFRS financial statements.
Information for Q2 2016 is based on post-acquisition U.S. GAAP financial statements.
(2)
Bolzoni
YTD 12/31/2015 EBITDA: defined as the difference between sales revenue and costs related to consumption of materials, services, labor and to the net balance of operating income/charges. It represents the margin achieved before depreciation, financial results and tax.
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.
($ in millions)
YTD
Qtr.
Qtr.
YTD
Nuvera
2014
2015
6/30/2015
3/31/2016
6/30/2016
6/30/2016
6/30/2016
Reconciliation of EBITDA
Net loss attributable to stockholders
$         (1.4)
$          (14.6)
(7.1)
$
(3.7)
$
(4.9)
$
(8.6)
$
Noncontrolling interest income
-
-
-
-
-
-
Income tax  benefit
(0.8)
(10.0)
(4.8)
(2.4)
(3.4)
(5.8)
Interest expense
-
-
-
-
-
-
Interest income
-
-
-
-
-
-
Depreciation and amortization expense
0.1
1.6
0.9
0.4
0.3
0.7
EBITDA
$         (2.1)
$          (23.0)
(11.0)
$
(5.7)
$
(8.0)
$
(13.7)
$
$       (16.1)
-
(11.0)
-
-
1.4
$       (25.7)
Trailing 12
Months
Year Ended December 31

Solutions
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Non-GAAP Reconciliation (continued)
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
(1) Bolzoni
results shown in euros. Information for 2015 is based on historical pre-acquisition IFRS financial statements.
Reconciliation of Return on Total Capital Employed (ROTCE)
Consolidated
Lift Truck
Nuvera
Bolzoni
(1)
LTM 6/30/16
LTM 6/30/16
LTM 6/30/16
2015
($ in millions)
(€
in millions)
Average Stockholders' Equity (Deficit) (6/30/16, 3/31/16, 12/31/15, 9/30/15 and 6/30/15)
$472.2
$424.2
$(2.4)
€39.3
Average Debt (6/30/16, 3/31/16, 12/31/15, 9/30/15 and 6/30/15)
73.5
46.9
11.8
40.2
Average Cash (6/30/16, 3/31/16, 12/31/15, 9/30/15 and 6/30/15)
(111.8)
(110.0)
(0.2)
(7.7)
Average capital employed
$433.9
$361.1
$9.2
€71.8
Net income (loss)
$56.4
$72.4
$(16.1)
€4.9
Plus: Interest expense, net
3.5
3.1
-
1.7
Less: Income taxes on interest expense, net at 38%
(1.3)
(1.2)
-
(0.6)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax
$58.5
$74.3
$(16.1)
€6.0
Actual return on capital employed percentage
13.5%
20.6%
n/m
8.3%

Solutions
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Productivity
Cash Flow before Financing Calculation
Consolidated
Bolzoni
(1)
($ in millions)
Year Ended December 31
Qtr.
Trailing 12
Qtr.
Months
2011
2012
2013
2014
2015
6/30/2016
6/30/2016
6/30/16
Reconciliation of Cash Flow before Financing
Net
cash
provided
by
(used
for)
operating
activities
$54.6
$128.7
$152.9
$100.0
$89.4
$(4.6)
$69.3
$(6.2)
Net cash used for investing activities
(15.9)
(19.5)
(26.1)
(44.4)
(31.3)
(118.0)
(137.8)
(15.1)
Cash Flow before Financing
$38.7
$109.2
$126.8
$55.6
$58.1
$(122.6)
$(68.5)
$(21.3)
(1) Includes cash outflows for acquisition.

Alfred M. Rankin, Jr.
Chairman, President and Chief Executive Officer of Hyster-Yale Materials Handling
Chairman,
Hyster-Yale Group
Biography
Mr. Rankin became Chairman, President and Chief Executive Officer of Hyster-Yale Materials Handling, Inc. in September 2012 and has
been Chairman of Hyster-Yale Group, Inc. since October 2008.  Mr. Rankin has also guided NACCO Industries since May 1994.  He joined
NACCO as President and Chief Operating Officer in April 1989 and became President and Chief Executive Officer in May 1991.  Prior to
joining NACCO, he was Vice Chairman, Chief Operating Officer, and a Director of Eaton Corporation, a position he had held since April
1986. Previous to that, he had served successively as President of Eaton's Materials Handling and Industrial Groups, and as Executive Vice
President - Operations. Prior to his fifteen years at Eaton, Mr. Rankin worked for McKinsey and Company, a management consulting firm.
Mr. Rankin received a Bachelor of Arts degree, magna cum laude, in Economics and a Juris Doctor degree from Yale University. Mr. Rankin is a director of Hyster-Yale Materials Handling, NACCO Industries, and the National Association of Manufacturers. He is a trustee and former Chairman of the Board of University Hospitals of Cleveland, Advisory Chairman of the Board of the Cleveland Museum of Art, and
trustee of the Musical Arts Association. He is a former director of The Vanguard Group, Goodrich Corporation, Standard Products, and
Reliance Electric, and a former director and Chairman of the Board of the Fourth District Federal Reserve Bank.

Solutions
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Biography
Colin Wilson became President and Chief Executive Officer of Hyster-Yale Group in September 2014 and is charged with providing the strategic vision and global leadership that keeps Hyster-Yale Group moving forward, a role for which he has spent much of his career preparing. Mr. Wilson has over 40 years of experience in the materials handling industry. He began his career in 1970 with Coles Cranes in
Sunderland, England, where he worked in production engineering, marketing, product management and overseas licensing. After time with a compressor company and a European lift truck competitor, Mr. Wilson joined Hyster-Yale Group (formerly NACCO Materials
Handling Group) in 1988 as European Sales and Marketing Director for the Yale® brand. From here, he moved into the role of Managing
Director of Yale Europe before being named President of Yale Materials Handling Corporation, based in Flemington, New Jersey, in 1995.
In 2002, Mr. Wilson was appointed President of Hyster-Yale Group's Americas operations and three years later became Vice President and
Chief Operating Officer of Hyster-Yale Group. Most recently, prior to becoming President and Chief Executive Officer, Mr. Wilson served as
Hyster-Yale Group’s President and Chief Operating Officer since November 2013.
Colin Wilson
President and Chief Executive Officer, Hyster-Yale Group

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Rajiv K. Prasad
Senior Vice President, Global Product Development, Manufacturing and Supply Chain Strategy
As Senior Vice President, Global Product Development, Manufacturing and Supply Chain Strategy, Mr. Prasad guides all aspects of the
Hyster-Yale Group product development, manufacturing and supply chain. His ultimate responsibility is to ensure that the products and innovations introduced by Hyster-Yale Group address customer needs fully and efficiently. His career in product development began in
1986 with Ford Motor Company. In 1999, he joined Lear Corporation, taking on positions with greater responsibility, before moving to
International Truck and Engine Corporation where he served as Vice President of Global Product Development. Mr. Prasad joined
Hyster-Yale Group (formerly NACCO Materials Handling Group) in 2007 where he has guided developments that have included introduction of the new Electric Rider Platform. He holds a Bachelor’s Degree in Electrical/Electronic Engineering and a Master’s Degree
in Advanced Vehicle Concepts from Loughborough University, in Leicestershire, UK.
Biography

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Biography
Jon Taylor
President and Chief Executive Officer of Nuvera Fuel Cells
Mr. Taylor became President and Chief Executive Officer of Nuvera Fuel Cells in April 2015. Previously, Mr. Taylor was the Interim CEO of
Nuvera from December 2014 and Vice President, Business Development and Financial Planning and Analysis from September 2014.   Prior
to September 2014, he served as Director Corporate Strategy, Financial Planning and Analysis since 2008.  Mr. Taylor also serves on the
Board of Directors for the Company’s joint venture in Japan, Sumitomo-NACCO Material Handling Group.  From 1993 to 2008, Mr. Taylor
served in various accounting, finance and marketing roles at Hyster-Yale Group (formerly NACCO Materials Handling Group) in both the
Corporate and European Headquarters. Mr. Taylor has a B.S. in Business Finance from the University of Utah and an MBA in International
Business from the University of Washington.  He also completed international study programs at Cambridge University and the Cranfield
Institute of Technology in the U.K. He has represented Hyster-Yale on the Industry Trade Advisory Committee for Automotive Equipment
and Capital Goods, and is a former member of the Pacific Northwest International Trade Association. Mr. Taylor is a longtime volunteer classroom teacher for Junior Achievement.

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Roberto Scotti
President and Chief Executive Officer of Bolzoni
Biography
Roberto Scotti obtained his high school diploma in mechanical engineering in 1970.  From 1970 to 1973 he attended the faculty of
Mechanical Engineering at the University of Milan.  From 1973 to 1979 Mr. Scotti was Sales Manager for Bolzoni.  In 1980 he left
Bolzoni and founded Teko S.r.l., a company manufacturing lifting tables and hand pallet trucks (later merged into Bolzoni) of which he was C.E.O. until 1987.  After this merger, Mr. Scotti became C.E.O. of Bolzoni and since then he has held the position of C.E.O. of
Bolzoni and many other companies of the Bolzoni Group.  He has been the promoter of the great expansion of the group worldwide and the acquisition of the important group brands.

Solutions
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Kenneth C. Schilling
Senior Vice President, Chief Financial Officer
Mr. Schilling oversees public financial reporting, accounting, tax compliance and strategies, treasury activities and investor relations at
Hyster-Yale. Most recently, Mr. Schilling was Vice President and Chief Financial Officer of Hyster-Yale and Hyster-Yale Group, positions he held from September 2012 and October 2008, respectively, to August 2014. Previously, Mr. Schilling was Vice President and
Controller
of
NACCO
Industries
from
May
1997
to
September
2012.
Mr.
Schilling
joined
NACCO
Industries
in
1991
as
Tax
Manager.
In
1995, he was promoted to NACCO Industries Manager of Tax and Budgeting and became Controller in 1996. Prior to joining NACCO
Industries,
Mr.
Schilling
worked
at
Arthur
Anderson
LLP
as
Tax
Manager
from
1985
to
1991.
Mr.
Schilling
received
his
Bachelor
of
Science degree in Accounting from Miami University in 1982 and obtained his Juris Doctor degree from The Ohio State University School of
Law
in
1985.
Mr.
Schilling
is
a
Certified
Public
Accountant
in
the
State
of
Ohio
and
was
also
admitted
to
the
practice
of
law
in
the
State of Ohio in 1985. He is a member of the American Institute of CPAs, Financial Executives International, The Manufacturers Alliance
for
Productivity
and
Innovation
-
CFO
Council
and
the
Cleveland
Metropolitan
Bar
Association.
Biography

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Suzanne S. Taylor
Senior Vice President, General Counsel and Secretary
Ms. Taylor is the chief legal officer of Hyster-Yale and its subsidiaries, with global responsibility for all legal, corporate and ethics compliance, corporate secretarial, compensation and benefits activities. She has held this position since May 2016. Most recently, Ms.
Taylor
was
Vice
President,
Deputy
General
Counsel
and
Assistant
Secretary
of
Hyster-Yale
Materials
Handling,
Inc.
and
Hyster-Yale
Group, Inc. Previously, Ms. Taylor was Associate General Counsel and Assistant Secretary of both Hyster-Yale Group and NACCO
Industries,
positions
she
had
held
since
May
2012
and
December
2008,
respectively.
Prior
to
joining
NACCO
Industries,
she
was
Vice
President
and
General
Counsel
of
Keithley
Instruments,
Inc.,
a
manufacturer
of
electrical
test
measurement
equipment
located
in
Solon,
Ohio,
a
position
she
held
since
April
2007.
From
January
2006
until
March
2007,
she
was
Assistant
General
Counsel
of
Platinum
Equity,
LLC a private equity company. From March 2003 until November 2005, she was Senior Vice President, General Counsel of SourceOne
Healthcare Technologies, Inc., a Platinum Equity company, a distributor of radiology-related products and supplies. From February 1994 to March 2003, Ms. Taylor held various positions of increasing responsibility at several Cleveland area companies. From August 1989 to
February 1994 she practiced law with the law firm of Jones Day in Cleveland.
Ms.
Taylor
received
a
Bachelor
of
Arts
degree
from
Williams
College
in
Pyschology
and
a
Juris
Doctor
degree,
magna
cum
laude,
from
Boston University School of Law. She is admitted to practice law in Ohio and is a member of the American and Ohio Bar Associations, as well as the American Corporate Counsel Association, Society of Corporate Secretaries & Governance Professionals and Society of
Corporate Compliance and Ethics.
Biography

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Lauren E. Miller
Vice President, Chief Marketing Officer
Ms. Miller is responsible for leading the implementation of global best practices in sales and marketing and has oversight responsibility for Corporate Financial Planning, Analysis and Reporting at Hyster-Yale Materials Handling's operating company, Hyster-Yale Group.
Previously, Ms. Miller was Senior Vice President, Marketing and Consulting from 2008 to December 2014, and prior to that, Vice
President of Consulting Services for NACCO Industries leading an internal consulting group that worked jointly with the holding company subsidiaries to support their long-term competitive positions, assisted in acquisition and divestiture activities and supported the strategic planning process. She joined NACCO Industries in 1990 after serving as Sales and Marketing Manager for Eaton's Automotive
Controls Division. Prior to that Ms. Miller was Corporate Strategy Development Manager and Strategic Planning Manager for Eaton's
Industrial Truck Division. Ms. Miller has a B.A. in Economics from Denison University and a Masters of Science in Management from the
Weatherhead
School
of
Management
at
Case
Western
Reserve
University.
Ms.
Miller
is
a
board
member
of
Vocational
Guidance
Services in Cleveland.
Biography

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Scott Blanchet
Chief Development Officer, Nuvera
Mr.
Blanchet
currently
serves
as
Chief
Development
Officer
with
responsibility
for
Nuvera’s
technology
and
product
platforms.
He
became
Nuvera’s
Vice
President
of
Product
Management
in
February
2015
and
served
as
Nuvera’s
Vice
President
of
Technology
Development leading up to the acquisition by Hyster-Yale in December, 2014. Prior to the acquisition, Scott was responsible for developing core technologies for generating, delivering and converting hydrogen into electricity for mobility applications. In his present role, Scott will focus on establishing long-term product family roadmaps and developing the necessary platform architectures to achieve the company’s vision for leadership in the hydrogen energy industry. From 1994 to 2004 Scott held various technical and leadership positions at FuelCell
Energy in Danbury, Connecticut and General Motors Corporation in Flint, Michigan. Scott’s personal mission is to make an enduring contribution to human society and our environment by delivering exceptional solutions to major energy problems.
He’s been awarded 20 U.S. patents related to emissions control and hydrogen technologies. Scott holds a Master of Science in
Mechanical Engineering from Stanford University and a Bachelor of Science in Mechanical Engineering from the University of Miami.
Biography

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Warren Brower
Chief Sales and Marketing Officer,  Nuvera
Mr. Brower currently serves at Chief Sales and Marketing Officer responsible for all customer facing activity and support.  He joined
Nuvera
in January 2016 as Vice President of Marketing and Business Development. Over the past 16 years his career has focused on the materials handling industry. At Raymond Corporation, Warren has held positions with national accounts, product management, and marketing. In 2012, as part of a European joint venture with industrial gas supplier Air Liquide, Warren helped to successfully establish
the
company
HyPulsion
which
was
focused
on
the
commercialization,
sale,
and
deployment
of
fuel
cell
power
systems
and
hydrogen delivery and dispensing equipment to materials handling customers in Europe.
Biography

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Christina Kmetko, CPA, IRC
Investor Relations
Ms. Kmetko is the Principal of Evergreen Consulting & Associates, L.L.C., formed in January 2010, which provides investor relations support to Hyster-Yale Materials Handling, Inc. and NACCO Industries, Inc. (Hyster-Yale’s previous parent company).  Prior to forming
Evergreen Consulting, Ms. Kmetko spent over six years with NACCO Industries, Inc. as the Manager of Finance responsible for all aspects of investor relations activities.  Prior to joining NACCO, Ms. Kmetko was Director of Accounting and External Reporting for Agilysys, Inc.
(f.k.a., Pioneer Standard Electronics, Inc.)., a distributor of enterprise computer technology products and solutions located in Solon,
Ohio, a position she held since January 2002. From August 2000 until January 2002, she was Director of External Reporting of Pioneer
Standard Electronics.  From December 1991 to July 2000 Ms. Kmetko held various positions of increasing responsibility in the audit practice of Arthur Andersen LLP in Cleveland, Ohio.
Ms. Kmetko received a Bachelor of Science degree in Accounting, with highest honors, from The University of Akron in 1991, and earned a Certificate in Investor Relations from The University of California at Irvine in June 2007. Ms. Kmetko is a Certified Public Accountant
and
received
her
certification
in
the
State
of
Ohio
in
1994.
Ms.
Kmetko
is
also
an
Investor
Relations
Charter
professional,
a
credential
she earned in April 2016. Ms. Kmetko is a member of the National Investor Relations Institute (NIRI), the NIRI Senior Roundtable, the
Manufacturers’
Alliance
and
Productivity
Initiative
(MAPI)
–
Investor
Relations
Council,
the
Ohio
Society
of
Certified
Public
Accountants
and the American Institute of Certified Public Accountants.  She is also a member of the Board of Directors of the Cuyahoga Valley
Scenic Railroad, and a member of the Finance Committee of Providence House, both located in Cleveland, Ohio.
Biography

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The History of Hyster-Yale and its brands
Hyster founded in Portland, Oregon as the Willamette Ersted Company
1929
1944
Company name officially changed to Hyster Company
1875
Yale Lock Mfg. broadens its scope into materials handling
1963
Yale forklift truck business merges with Eaton Mfg. Industrial Truck Division
1971
Yale forges a partnership with Sumitomo Ltd
1989
1989
Hyster and Yale merge to form NACCO Materials Handling Group (NMHG)
2012
2012
1985
Yale acquired by NACCO Industries
1989
Hyster acquired by NACCO Industries
Hyster-Yale formed as independent public company following spin-off by NACCO
2011
2011
NMHG introduces the UTILEV lift truck for the utility segment of the market
2014
2014
NMHG, HY’s operating company, acquires Nuvera to enter the fast-growing hydrogen fuel cell market
2016
2016
2016
2016
NMHG renamed Hyster-Yale Group
HY completed acquisition of 100% of Bolzoni
S.p.A.

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Nuvera History
•
Formed April, 2000
•
Over
20
years
of
hydrogen
and
fuel
cell
experience
•
Certified: ISO 9001, 14001, OHSAS 18001
2004
2012
2003
Hess buys out Arthur D. Little
2004
Renault invests
2008
Hess buys out Renault and De Nora
2000
2000
Arthur D. Little, De Nora and
Hess establish Nuvera
2016
2008
2014
NMHG Acquires Nuvera from Hess
Headquarters, Billerica MA
EU Offices and Testing Facilities, San Donato and Osio, Italy
2016
NMHG Renamed HYG
Subsidiary of

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Bolzoni History
1945
50s
1960-1975
1986
1989
1991
Bolzoni
foundation
(focus on
agricultural
machinery
production)
Attachments
market
entrance
(brick fork &
fork lift truck
attachments)
Foreign market
entrance
(first branch
opened in France)
Merging with
Teko
(lifting tables
and hand pallet
trucks)
USA market
Entrance
(first manufacturing
plant opened in
Chicago)
Acquisition of
Elman
(Spanish
leader
for lift truck
attachments)
2001
2002
2010-2013
2006
2014
2016
Acquisition of Acquisition
Auramo
Group
(leader in forest
products
handling
attachments)
of Brudi
(USA leader in
palletless
handling
attachments)
China
(fork production
plant in Hebei
and attachment
production plant
in Wuxi)
Acquisition of
Meyer Group
(German leader in lift
truck attachments).
Bolzoni SpA listing on
Italian Stock
Exchange
Auramo OY new
plant
(forest products
handling
attachments
production plant in
Finland)
Bolzoni
Group
acquired by
Hyster-Yale

Solutions
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Roberto Scotti
President  & Chief Executive Officer
The Bolzoni Team
Worldwide Staff
17
direct branches
with approximately 800 employees
and independent dealers
“Motivating our employees, training them to be skillful and reliable, requiring them to be honest and dedicated workers, well-trusted by our customers...This is our fundamental aim”.
“I ask my people to attempt and achieve the extraordinary for our customers”.
Top Management
R. Scotti
President & CEO
Bolzoni Group
E. Artuso
V.P. & General Manager
Bolzoni Auramo Inc.
L. Petersson
President
Auramo OY
T. Auringer
CEO
Meyer
GmbH
E. Scotti
CEO
China Operations
J. Uimi
CEO
Auramo OY